                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C.  20549-1004




                                   FORM 8-K

                                CURRENT REPORT




Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)       January 17, 1997
                                                -------------------------------


             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Illinois                     0-17610                  36-3525946
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission               (IRS Employer
    of incorporation)                File Number)           Identification No.)



Two North Riverside Plaza, Suite 950, Chicago, Illinois            60606-2607
--------------------------------------------------------------------------------
       (Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (312) 207-0020
                                                   -----------------------------



--------------------------------------------------------------------------------
        (Former name or former address, if changed since last report.)




                      This document consists of 42 pages.


                    The Exhibit Index is located on page 3.

ITEM 2. DISPOSITION OF ASSETS
-----------------------------

Carrollton Crossroads Associates, a joint venture in which First Capital Insured Real Estate Limited Partnership (the "Registrant") owns a 50% interest, sold its interest in the real property commonly known as Carrollton Crossroads Shopping Center (the "Property"), located in Carrollton, Georgia.

The closing of this transaction occurred on January 17, 1997. The Property was sold to an unrelated party pursuant to arm's-length negotiations. The sale price was $18,100,000, of which the Registrant's share was $9,050,000. Net sales proceeds received by the Registrant approximated $8,853,200, which was net of certain closing expenses. For the year ending December 31, 1997, the Registrant will record a net gain for financial reporting purposes of approximately $309,700 from this transaction. The Registrant will distribute substantially all of the net sales proceeds from this transaction on May 31, 1997, to Limited Partners of record as of January 17, 1997.

ITEM 7. PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
----------------------------------------------------

       (page 5) Pro Forma Financial Information


       Exhibits

       2.1 (page 10) Contract for Purchase of Real Property, executed November 27, 1996, between Carrollton Crossroads Associates, an Illinois joint venture ("Seller") and Morningside Associates, a Georgia general partnership ("Purchaser");

       2.2 (page 35) Closing Statement, dated January 17, 1997, between Seller and Purchaser.


No information is required under Items 1, 3, 4, 5, 6 and 8; therefore, those Items have been omitted.

                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                          By:FIRST CAPITAL FINANCIAL CORPORATION
                             As General Partner

February 3, 1997          By: /s/  NORMAN M. FIELD
----------------              ----------------------------------
    (Date)                         NORMAN M. FIELD
                          Vice President - Finance and Treasurer

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP


The accompanying unaudited Pro Forma Balance Sheet has been presented as if the sale of the Property had occurred on September 30, 1996. The accompanying unaudited Pro Forma Statement of Income and Expenses for the nine months ended September 30, 1996 has been presented as if the sale of the Property had occurred on December 31, 1995. The accompanying unaudited Pro Forma Statement of Income and Expenses for the year ended December 31, 1995 has been presented as if the sale of the Property had occurred on December 31, 1994. In the opinion of the General Partner, all adjustments necessary to reflect the financial condition and results of operations of the Partnership exclusive of the Property have been made. The unaudited pro forma financial statements are not necessarily indicative of what the actual financial position and results of operations would have been had such transactions actually occurred as of December 31, 1994 and 1995 and September 30, 1996, nor do they purport to represent the results of operations of the Registrant for future periods.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                            PRO FORMA BALANCE SHEET
                                  (Unaudited)

                     (All dollars rounded to nearest 00s)

                                    ASSETS

                                                                                        Previous        Pro Forma
                                               September 30,        Pro Forma          Pro Forma         Balance
                                                  1996              Adjustments        Adjustments        Sheet
                                               -------------        -------------      -------------    -------------
Investment in commercial rental properties:
  Land                                         $   3,369,700        $ (1,002,500)      $ (1,132,400)    $   1,234,800
  Buildings and improvements                      25,957,000          (9,399,200)        (5,127,500)       11,430,300
                                               -------------        -------------      -------------    --------------

                                                  29,326,700         (10,401,700)        (6,259,900)       12,665,100
  Accumulated depreciation and amortization       (6,103,700)          1,817,000            795,800        (3,490,900)
                                               -------------        -------------      -------------    --------------

  Total investment properties, net of
    accumulated depreciation and amortization     23,223,000          (8,584,700)        (5,464,100)        9,174,200

Cash and cash equivalents                          1,729,100           8,793,200          7,969,700        18,492,000
Investment in debt securities                      2,108,800                                                2,108,800
Rents receivable                                      96,600             (90,000)            (1,300)            5,300
Deferred insurance premium                           750,700                                                  750,700
Other assets                                             600                (300)                                 300
                                               -------------        -------------      -------------    --------------

                                               $  27,908,800        $    118,200       $  2,504,300     $  30,531,300
                                               =============        =============      =============    ==============


                       LIABILITIES AND PARTNERS' CAPITAL

Liabilities:
  Accounts payable and accrued expenses        $     639,700        $    (82,300)      $    (76,100)    $     481,300
  Due to Affiliates                                   17,100                                                   17,100
  Security deposits                                  103,500              (6,100)           (29,800)           67,600
  Distributions payable                              451,100           8,850,200          7,962,000        17,263,300
  Other liabilities                                   24,700                                (24,200)              500
                                               -------------        -------------      -------------    --------------

                                                   1,236,100           8,761,800          7,831,900        17,829,800
                                               -------------        -------------      -------------    --------------
Partners' capital:
  General Partner (deficit)                       (1,081,200)              3,100          1,081,200             3,100
  Limited Partners (688,194 Units
    outstanding)                                  27,753,900          (8,646,700)        (6,408,800)       12,698,400
                                               -------------        -------------      -------------    --------------

                                                  26,672,700          (8,643,600)        (5,327,600)       12,701,500
                                               -------------        -------------      -------------    --------------

                                               $  27,908,800        $    118,200       $  2,504,300     $  30,531,300
                                               =============        =============      =============    ==============

The accompanying notes are an integral part of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES
                                  (Unaudited)

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                       Nine Months Ended September 30, 1996
                                               -------------------------------------------------------
                                                                                           Pro Forma
                                               Statement of                  Previous     Statement of
                                                Income and     Pro Forma     Pro Forma     Income and
                                                 Expenses     Adjustments   Adjustments     Expenses
                                               -----------    -----------   -----------   ------------
Income:
  Rental                                       $ 3,492,700    $  (902,500)  $  (975,200)  $  1,615,000
  Interest on short-term investments               156,100              0             0        156,100
                                               -----------    -----------   -----------   ------------
                                                 3,648,800       (902,500)     (975,200)     1,771,100
                                               -----------    -----------   -----------   ------------
Expenses:
  Depreciation and amortization                    873,900       (197,300)     (146,400)       530,200
  Property operating:
    Affiliates                                     152,800        (61,600)      (51,800)        39,400
    Nonaffiliates                                  450,300        (32,800)     (140,800)       276,700
  Real estate taxes                                312,900        (78,000)      (61,900)       173,000
  Insurance - Affiliate                             39,100         (8,500)      (12,600)        18,000
  Repairs and maintenance                          435,100        (36,500)     (134,900)       263,700
  General and administrative:
    Affiliates                                      36,200                                      36,200
    Nonaffiliates                                   98,300                                      98,300
                                               -----------    -----------   -----------   ------------
                                                 2,398,600       (414,700)     (548,400)     1,435,500
                                               -----------    -----------   -----------   ------------
Net income                                     $ 1,250,200    $  (487,800)  $  (426,800)  $    335,600
                                               ===========    ===========   ===========   ============
Net income allocated to General Partner        $    12,500    $    (4,900)  $    (4,300)  $      3,300
                                               ===========    ===========   ===========   ============
Net income allocated to Limited Partners       $ 1,237,700    $  (482,900)  $  (422,500)  $    332,300
                                               ===========    ===========   ===========   ============
Net income allocated to Limited
  Partners per Unit (688,194 Units
  outstanding)                                 $      1.80    $     (0.70)  $     (0.62)  $       0.48
                                               ===========    ===========   ===========   ============

     The accompanying notes are an integral part of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                  PRO FORMA STATEMENT OF INCOME AND EXPENSES

                      (All dollars rounded to nearest 00s
                           except per Unit amounts)

                                                              Year Ended December 31, 1995
                                                  ---------------------------------------------------------
                                                                                                 Pro Forma
                                                                                   Previous    Statement of
                                                  Statement of      Pro Forma     Pro Forma     Income and
                                                   Income and      Adjustments   Adjustments     Expenses
                                                    Expenses       (Unaudited)   (Unaudited)    (Unaudited)
                                                  ------------    -------------  ------------  ------------
Income:
  Rental                                          $   4,727,500   $ (1,164,300)  $(1,402,100)  $ 2,161,100
  Interest on short-term investments                    220,600                                    220,600
                                                  -------------   -------------  ------------  ------------

                                                      4,948,100     (1,164,300)   (1,402,100)    2,381,700
                                                  -------------   -------------  ------------  ------------
Expenses:
  Depreciation and amortization                       1,027,700       (260,000)     (189,700)      578,000
  Property operating
    Affiliates                                          276,600        (69,800)      (72,900)      133,900
    Nonaffiliates                                       589,600        (50,100)     (210,200)      329,300
  Real estate taxes                                     410,700       (105,000)      (64,300)      241,400
  Insurance - Affiliate                                  49,100        (11,500)      (17,600)       20,000
  Repairs and maintenance                               581,200        (53,900)     (175,700)      351,600
  General and administrative
    Affiliates                                           40,800                                     40,800
    Nonaffiliates                                       146,800                                    146,800
  Provision for value impairment                      1,300,000                                  1,300,000
                                                  -------------   -------------  ------------  ------------

                                                      4,422,500       (550,300)     (730,400)    3,141,800
                                                  -------------   -------------  ------------  ------------

Net income (loss)                                 $     525,600   $   (614,000)  $  (671,700)  $  (760,100)
                                                  =============   =============  ============  ============

Net income (loss) allocated to General Partner    $       5,300   $     (6,200)  $    (6,700)  $    (7,600)
                                                  =============   =============  ============  ============

Net income (loss) allocated to Limited Partners   $     520,300   $   (607,800)  $  (665,000)  $  (752,500)
                                                  =============   =============  ============  ============

Net income (loss) allocated to Limited
  Partners per Unit (688,194 Units
  outstanding)                                    $        0.76   $      (0.88)  $     (0.97)  $     (1.09)
                                                  =============   =============  ============  ============

    The accompanying notes are an integral part of the pro forma financial statements.

             FIRST CAPITAL INSURED REAL ESTATE LIMITED PARTNERSHIP

                     Notes to Pro Forma Balance Sheet and
                  Pro Forma Statements of Income and Expenses


1) For the purpose of the Pro Forma Balance Sheet:

   a) the accounts for land, buildings and improvements, accumulated depreciation and amortization, rents receivable, other assets, accounts payable and accrued expenses, security deposits and other liabilities have been adjusted as of September 30, 1996 to reflect the sale of the Registrant's interest in the Property and other property sold in 1996.

   b) Cash and cash equivalents has been adjusted to include the net cash received by the Registrant from the purchasers of the properties.

   c) Distributions payable has been adjusted to reflect the approximate amount of the special distributions of net sales proceeds to Limited Partners as if such special distributions had been declared as of September 30, 1996.

2) For the purpose of the Pro Forma Statements of Income and Expenses for the nine months ended September 30, 1996 and for the year ended December 31, 1995, the adjustments to the income and expenses reflect the Registrant's interest in the operations of the Property and other property sold in 1996.